Exhibit 10.12

GF-2000-0202                                            No. 040028

Building & Construction Supervising Contract

copy

Constituted by

Construction Ministry of People’s Republic of China

National Industry & Commerce Administrative Bureau

Feb, 2000

Part 1   Building & Construction Supervising Contract

Consigner: Inner Mongolia Zhunger Heat Power Co., Ltd

Supervisor: Erdos City Tianbao Construction Building Supervising Co., Ltd.

Consigner signs this contract with supervisor by negotiation as follows:

1.

the general situation of  construction supervised by supervisor representing consigner:

Name of construction: workshop、water tower、chimney in Zhunger Thermoelectric Plant.

Place of construction: xuejiawan town.

Scale of construction: 5700m²

Total investment: RMB 150,000,000

2.

The meaning of relevant phrase in this article is the same meaning with definition in standard article , part 2 of this contract.

3.

The following documents are the part of this contract:

a.

supervising bid paper or bid acquired notice.

b.

standard article in this contract.

c.

special article in this contract.

d.

subsidiary and amended document signed by two sides during performance.

4.

Supervisor make a promise to consigner that supervisor bears supervising business negotiated in special article of this contract according to the stipulation in this contract.

5.

Consigner make a promise to pay supervisor reward according to period、method and monetary unit stipulated in this contract.

This contract will be begun at the time of Jun 14, 2004, ended at the time of Nov 18, 2004.

This contract will be in duplicate, has the same force and effect, each side holds one copy.

consigner: (stamp) Inner Mongolia Zhunger Heat Power Co., Ltd address:

artificial person:

bank applied:

bank account:

postal code: 010300

tel: 0477-4223863

supervisor: (stamp) Erds City Tianbao Construction Building Supervising Co., Ltd

address:

artificial person: Wu Tiejun

bank applied:

bank account:

postal code: 017000

tel:   0477-8335454

this contract is signed at the time of Sep 17, 2004.